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Exhibit 10.1

INDEPENDENT AUDITORS' CONSENT

        We hereby consent to the incorporation by reference in Registration Statement (333-65454) on Form F-3 of Petróleos de Venezuela, S.A. and PDVSA Finance Ltd. of our report dated March 8, 2002 relating to the financial statements of PDVSA Finance Ltd. as of December 31, 2001 and 2000 and for the years then ended, which report appears in the December 31, 2001 annual report on Form 20-F.

KPMG ALCARAZ CABRERA VÁZQUEZ
/s/ GUSTAVO GONZÁLEZ BRACHE Gustavo González Brache Public Accountant C.P.C. No. 476
Caracas, Venezuela June 13, 2002

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  Exhibit 10.1
INDEPENDENT AUDITORS' CONSENT